SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   Form 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                            Reported): May 2, 2001



                             ACE SECURITIES CORP.
           (as depositor under the Pooling and Servicing Agreement, dated on or about April 1, 2001, providing for the issuance of the ACE
     Securities Corp. Home Equity Loan Trust, Series 2001-AQ1 Asset Backed
                          Pass-Through Certificates.

                             ACE SECURITIES CORP.
            (Exact name of registrant as specified in its charter)

          Delaware                 333-45458               56-2088493
------------------------------     ---------               ----------
(State or Other Jurisdiction      (Commission            (I.R.S. Employer
      of Incorporation)            File Number)         Identification No.)


6525 Morrison Boulevard
Suite 318
Charlotte, NC                                    28211
-----------------------------                 -----------
(Address of Principal                         (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code (704) 365-0569
                                                   --------------

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Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits.
         ------------------------

         (a)      Not applicable.

         (b)      Not applicable.

(c)      Exhibits:

         5.1      Legality Opinion of Sidley Austin Brown & Wood LLP.

         8.1      Tax Opinion of Sidley Austin Brown & Wood LLP.

         23.1     Consent of Sidley Austin Brown & Wood LLP
                  (included in Exhibits 5.1 and 8.1).

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                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     ACE SECURITIES CORP.



                                                     By: /s/ Doris J. Hearn
                                                         ------------------
                                                     Name: Doris J. Hearn
                                                     Title: Vice President



Dated:  May 2, 2001


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                                 Exhibit Index

Exhibit                                                                  Page
-------                                                                  ----

5.1      Legality Opinion of Sidley Austin Brown & Wood LLP               5

8.1      Tax Opinion of Sidley Austin Brown & Wood, LLP                   7

23.1     Consent of Sidley Austin Brown & Wood LLP (included in
         Exhibits 5.1 and 8.1)